POWER OF ATTORNEY
FOR EXECUTING FORMS 3, 4 AND 5

        Know all by these presents, that the undersigned hereby
constitutes and appoints each of Alexander C. Schoch, Kenneth L.
Wagner, and Bryan L. Sutter, signing singly, her true and lawful attorney-in-fact to:

(1)     execute for and on behalf of the undersigned Forms 3, 4
and 5 with respect to Peabody Energy Corporation in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)     do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 with respect to Peabody Energy
Corporation and the timely filing of such form with the United
States Securities and Exchange Commission and any other authority;
and

(3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this
Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this
Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of March 2011.

                                   /s/ Jeane L. Hull
                                   Jeane L. Hull